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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 14, 1997



                             TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



          MARYLAND                    1-8520               52-1145429
(State or other jurisdiction     (Commission File       (I.R.S. Employer
     of incorporation or             Number)           Identification No.)
       organization)


             TERRA CENTRE
           600 FOURTH STREET
             P.O. BOX 6000
           SIOUX CITY, IOWA                            51102-6000
(Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code:  (712) 277-1340

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ITEM 5.  OTHER EVENTS.
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     On April 14, 1997, Terra Industries Inc. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TERRA INDUSTRIES INC.



                              By:         /s/  George H. Valentine
                                  -------------------------------------------
                                  George H. Valentine
                                  Senior Vice President, General Counsel
                                     and Corporate Secretary



Date:  April 17, 1997

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